Exhibit 10.36

REDACTED

TSA No: 1002908

FIRM (RATE SCHEDULE FT)
TRANSPORTATION SERVICE AGREEMENT

THIS TRANSPORTATION SERVICE AGREEMENT (“Agreement”), between Reliant Energy Gas Transmission Company (“REGT”), a Delaware corporation (“Transporter”), and Duke Energy Hot Springs, LLC, a Delaware limited liability company (“Shipper”), covering the transportation of natural gas by Transporter on behalf of Shipper as more particularly described herein, is entered into this l5th day of August, 2001 in accordance with the following terms and conditions:

1)                         ADDRESSES:

Address for Notices to Shipper:	Address for Notices to Transporter:
[***]	[***]
[***]	[***]
[***]	[***]
Facsimile No.: [***]	Facsimile No.: [***]
Address for Invoices to Shipper:	Wire Transfer Information:
[***]	[***]
[***]	[***]
[***]	[***]
Address for Payments to Transporter:
[***]
[***]
[***]

2)                         TERM, REGULATORY AUTHORITY, CONTRACT DEMAND AND RECEIPT ENTITLEMENTS: See Attachment A

3)                         RECEIPT AND DELIVERY POINTS:

Receipt Point(s):	Receipt Quantity (Dth/D)
All generally available Pools and AlRPs in the Neutral Pooling Area.	[***]

*Absent designation of MRO’s for any specific physical Point of Receipt, Transporter shall have no obligation to permit Shipper to utilize any such Point of Receipt or to receive any specific quantities on Shipper’s behalf at such point.

Primary Delivery Point(s):	Maximum Delivery Obligation (Dth/D)

At a delivery point to be constructed off of Transporter’s Line AC in Hot Spring County, Arkansas, as further described in the companion Facilities Agreement letter of even date herewith, to deliver gas to Shipper’s Hot Springs Power Plant now under construction.

[***]

3)                         RATE:

Unless Transporter agrees in writing otherwise, Shipper shall pay, or cause to be paid, to Transporter each month for all services provided hereunder the maximum applicable rate, and any other charges, fees, direct bill amounts, taxes, assessments, or surcharges provided for in Transporter’s Tariff, as on file and in effect from time to time, for each service rendered hereunder.

5)                         SIGNATURE:

This Agreement constitutes a contract with Transporter for the transportation of natural gas, subject to the terms and conditions appearing on the face and reverse side hereof and any attachments, all of which are incorporated herein by reference and made part of this Agreement.

TRANSPORTER: RELIANTENERGY GAS TRANSMISSION COMPANY		SHIPPER: DUKE ENERGY HOT SPRIN

By:	/s/ Robert C. Hausler	By:	/s/ L. A. Wall
Robert C. Hausler		Name:	L. A. Wall
Vice President		Title:	Vice President

_________

*** Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

GENERAL TERMS AND CONDITIONS

1                             Upon Shipper’s failure to pay when due all or any part of amounts billed in connection with services rendered or to comply with the terms of this Agreement, Transporter may terminate this Agreement and/or suspend service, as appropriate, in accordance with the provisions of Section 14 of the General Terms and Conditions of the Tariff.

2.                          Transporter may terminate this Agreement if it relates to service under Section 311 of the Natural Gas Policy Act of 1978 (“NGPA”) if it also terminates like service for others on a not unduly discriminatory basis which is consistent with applicable law and regulations.

3.                          Upon termination hereof for whatever reason, Shipper agrees to stop delivering gas to Transporter for service and, unless otherwise agreed by Transporter, to seek no further service from Transporter hereunder. Shipper agrees to cooperate with and assist Transporter in obtaining such regulatory approvals and authorizations, if any, as are necessary or appropriate in view of such termination and abandonment of service hereunder.

4.                          Termination of this Agreement shall not relieve either party of any obligation that might otherwise exist to cash-out or correct any Imbalance hereunder nor relieve Shipper of its obligation to pay any monies due hereunder to Transporter and any portions of this Agreement necessary to accomplish such purposes shall be deemed to survive for the time and to the extent required.

5.                          This Agreement shall be subject to the provisions of Rate Schedule FT as well as the General Terms and Conditions set forth in Transporter’s Tariff, as on file and in effect from time to time, all of which by this reference are made a part hereof.

6.                          Transporter shall have the right at any time, and from time to time, to file and place into effect unilateral changes or modifications in the rates and charges, and other terms and conditions of service hereunder, and as set forth in said Rate Schedule and in said General Terms and Conditions, in accordance with the Natural Gas Act or other applicable law.

7.                          Subject to the provisions of the Tariff and this Agreement, Transporter shall receive, transport, and deliver, for the account of Shipper for the purposes contemplated herein, on a firm basis a quantity of Gas up to the quantity or quantities specified in the Agreement.

8.                          Gas shall be (i) tendered to Transporter for transportation hereunder at the Point(s) of Receipt and (ii) delivered by Transporter after transportation to Shipper, or for Shipper’s account, at the Point(s) of Delivery on the terms and at the points shown in this Agreement Subject to the provisions of the Tariff, Transporter shall tender for delivery quantities of Gas thermally-equivalent to those delivered by Shipper, less Compressor or Storage Fuel retained.

9.                          Except as otherwise permitted in the Tariff, this Agreement shall not be assigned by Shipper in whole or in part, nor shall Shipper agree to provide services to others by use of any capacity contracted for under the Agreement, without Transporter’s prior written consent. In addition to all other rights and remedies, Transporter may terminate the Agreement immediately if it is assigned by Shipper or if Shipper subcontracts the capacity to others contrary to the provisions hereof, whether the assignment or contract be voluntary, or by operation of law or otherwise. Subject to the above, the respective rights and obligations of the parties under the Agreement shall extend to and be binding upon their heirs, successors, assigns and legal representatives. Any person which shall succeed by purchase, merger or consolidation to the properties, substantially as an entirety, of either party hereto, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Agreement; and either party may assign or pledge this Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment or similar instrument which it has executed or may execute hereafter.

10.                    Any notice, statement, or bill provided for in this Agreement shall be in writing and shall be considered as having been given if hand delivered, or if received, when mailed by United States mail, postage prepaid, to the addresses specified therein, or such other addresses as either party shall designate by written notice to the other. Additionally, notices shall be considered as having been given, if received, when sent via facsimile or through electronic data interchange.

11.                    Shipper agrees that any representations and agreements contained in any credit application submitted in connection with this service shall be incorporated herein by reference and made a part hereof.

12.                    All modifications, amendments or supplements to the terms and provisions hereof shall be effected by supplementary written consent of the parties.

ATTACHMENT A
TO THE AGREEMENT BETWEEN REGT
AND DUKE ENERGY HOT SPRINGS, LLC
DATED August 15, 2001
(TSA #1002908)

2)                        TERM, REGULATORY AUTHORITY, CONTRACT DEMAND AND RECEIPT ENTITLEMENTS:

Effective Date:	May 1, 2002*	End Date:	October 31, 2002
Effective Date:	May 1, 2003	End Date:	October 31, 2003
Effective Date:	May 1, 2004	End Date:	October 31, 2004
Effective Date:	May 1, 2005	End Date:	October 31, 2005
Effective Date:	May 1, 2006	End Date:	October 31, 2006
Effective Date:	May 1, 2007	End Date:	October 31, 2007
Effective Date:	May 1, 2008	End Date:	October 31, 2008
Effective Date:	May 1,2009	End Date:	October 31, 2009
Effective Date:	May 1, 2010	End Date:	October 31, 2010
Effective Date:	May 1, 2011	End Date:	October 31, 2011
Effective Date:	May 1, 2012	End Date:	October 31, 2012
Effective Date:	May 1, 2013	End Date:	October 31, 2013
Effective Date:	May 1, 2014	End Date:	October 31, 2014
Effective Date:	May 1, 2015	End Date:	October 31, 2015
Effective Date:	May 1, 2016	End Date:	October 31, 2016
Effective Date:	May 1, 2017	End Date:	October 31, 2017
Effective Date:	May 1, 2018	End Date:	October 31, 2018
Effective Date:	May 1, 2019	End Date:	October 31, 2019
Effective Date:	May 1, 2020	End Date:	October 31, 2020
Effective Date:	May 1, 2021	End Date:	October 31, 2021
Effective Date:	May 1, 2022	End Date:	October 31, 2022

* Subject to completion of delivery facilities as provided in companion Facilities Agreement letter of even date herewith.

Regulatory Authority:	Part 284, Subpart G
Contract Demand:	[* * *] Dth/D
Receipt Entitlement:	Neutral Pooling Area [* * *] Dth/day

5)                        OTHER PROVISIONS - (CONTINUED):

5.1)               The parties hereby agree that the provisions of Section 13.4 of the G T & C of Transporter’s Tariff shall apply with respect to third-party transportation to the extent utilized to provide service hereunder.

5.2)               Payments shall be received by Transporter within the time prescribed by Section 14 of the G T & C of Transporter’s Tariff. Amounts past due hereunder shall bear interest as provided in Section 14 of the G T & C of the Tariff. Shipper shall pay all costs associated with the collection of such past due amounts including, but not limited to, attorney’s fees and court costs. Shipper hereby represents and warrants that the party executing this Agreement on its behalf is duly authorized and possesses all necessary corporate or other authority required to legally bind Shipper.

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*** Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

TRANSACTION SHEET
With Duke Energy Hot Springs LLC (“Shipper”)
Dated August 15, 2001
Attached to Master Rate Agreement Dated August 15, 2001
Related To Firm Transportation Service Agreement (“Agreement”) 1002908

A.                      ADDITIONAL ELIGIBLE RECEIPT POINTS:

All generally available Pools and AIRPs in the South Pooling Area.

B.                        ADDITIONAL ELIGIBLE DELIVERY POINTS:

Not applicable

C.                        TRANSMISSION ALLOWANCE: The rates described in this subparagraph may exceed the maximum Tariff reservation or usage charges and are agreed to in accordance with Section 12.3, GT&C, of the Tariff. For the period during which FERC authorization is effective for Transporter to collect Negotiated Rates under this Rate Agreement, Transporter shall bill and Shipper shall pay each month for each Dth of Contract Demand (as provided on the date hereof) for eligible services under the Agreement a Reservation Charge calculated by multiplying [* * *] Dth by [* * *] Shipper also shall pay the following Commodity Rates for all quantities scheduled and delivered to the Primary Delivery Point, up to the MDO (or hourly portion thereof) originally set forth in the Agreement, from eligible Receipt Points: [* * *]/Dth for deliveries from 1:00 p.m. to 7:00 p.m., and [* * *]/Dth for all other deliveries. For purposes hereof, the term “Transmission Allowance” shall mean the total rate (reservation and commodity components) applicable to eligible quantities as provided in the Rate Agreement. If there is use of Receipt or Delivery Points other than those specified in Section 3 and/or Attachment A of the Agreement or on this Transaction Sheet (including sourcing, by any means or by operation of any Tariff mechanisms, gas supplies received initially into Transporter’s system at points or in a manner inconsistent with the provisions hereof), Shipper will pay no less than the maximum Tariff rate for the remaining term of the Agreement. If Shipper releases capacity, it shall pay Transporter for any portion of the foregoing Commodity Rates applicable to deliveries not received by Transporter from the replacement shipper.

Shipper shall pay a Reservation Charge each Month based on the Dth of Contract Demand specified in the Agreement, regardless of the quantity of gas transported during the Service Month.

D.	TERM:	Begin Date:	Service Commencement Date for Agreement
		End Date:	Twenty (20) years after Begin Date (rates effective only for recurring periods specified in Agreement for each Year)

Any attached appendices are incorporated herein by reference and made part of this Rate Agreement. If any of the provisions of this Rate Agreement conflict with the provisions of the applicable Agreement or Transporter’s Tariff, the terms of the applicable Agreement, or Transporter’s Tariff, as the case may be, shall be deemed to control.

ACCEPTED AND AGREED TO:		ACCEPTED AND AGREED TO:

TRANSPORTER: RELIANT ENERGY GAS TRANSMISSION		SHIPPER: DUKE ENERGY HOT SPRINGS, LLC

By:	/s/ Robert C. Hausler	By:	/s/ L. A. Wall
Name:	Robert C. Hausler	Name:	L. A. Wall
Title:	Vice President	Title:	Vice President

_________

*** Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

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